SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 27, 2010

Community Trust Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Kentucky	61-0979818
(State or other jurisdiction of	(IRS Employer Identification Number)
Incorporation or organization)

346 North Mayo Trail
Pikeville, Kentucky	41501
(Address of principal executive offices)	(Zip code)

 (606) 432-1414
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯           Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)
⁯           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
⁯           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders

Community Trust Bancorp, Inc.’s Annual Meeting of Shareholders was held on April 27, 2010.  The following items were approved:

1)           Election of the following members to CTBI’s Board of Directors for the ensuing year.

Nominee	In Favor	Withheld
Charles J. Baird	10,892,869	277,513
Nick Carter	11,115,299	55,083
Nick A. Cooley	11,101,751	68,631
Jean R. Hale	11,114,902	55,480
James McGhee II	11,132,042	38,340
M. Lynn Parrish	11,102,260	68,122
Dr. James R. Ramsey	11,125,879	44,502

2)           Ratification of CTBI’s independent registered public accounting firm, BKD, LLP, for 2010.

The votes of the shareholders on this item were as follows:

In Favor	Against	Abstained
13,346,819	5,516	84,946

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

Date: April 28, 2010	By:	/s/ Jean R. Hale
Jean R. Hale
Chairman, President and Chief Executive Officer